EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated: February 14, 2023

ICONIQ Strategic Partners II, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II-B, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II Co-Invest, L.P., a
Delaware series limited partnership, P Series

By: ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III-B, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III Co-Invest, L.P., a
Delaware series limited partnership, Series P

By: ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partner, its General Partner

By: ICONIQ Strategic Partners IV TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV-B, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners IV TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV Co-Invest, L.P., a
Delaware series limited partnership, Series P

By: ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners IV TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V-B, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners V TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners VI, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners VI GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners VI TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners VI-B, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners VI GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners VI TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners II TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners VI GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners VI TT GP, Ltd., a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners VI TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

/s/ Divesh Makan
Signature of Reporting Person

/s/ William J.G. Griffith
Signature of Reporting Person

/s/ Matthew Jacobson
Signature of Reporting Person